                                                                  EXHIBIT 10.7.1

                       THIRD AMENDMENT TO LEASE AGREEMENT

        This Third Amendment to Lease Agreement ("Third Amendment") is entered into between Terry Argue, as the duly appointed receiver in Case No. CJ-94-03054, Fleet National Bank of Massachusetts v. Fourth Street Associates, et al., District Court, Tulsa County, Oklahoma ("Receiver") and Systems & Programming Resources of Tulsa, Inc., d/b/a SPR ("Tenant"). RMM Corporation ("RMM") and Tenant entered into a Mid-Continent Tower Lease Agreement ("Original Lease") dated August 29, 1994, whereby Tenant leased certain office space ("Original Premises") in the Mid-Continent Tower Building, 401 South Boston, Tulsa, Oklahoma ("Building"). RMM and Tenant thereafter entered into an Amendment to Lease Agreement ("First Amendment") whereby the Lease Term (as defined in the Original Lease) was extended and Tenant leased additional office space ("First Additional Space") in the Building. The First Amendment amended the Original Lease. RMM and Tenant thereafter entered into a Second Amendment to Lease Agreement ("Second Amendment") whereby the Tenant leased additional office space ("Second Additional Space") in the Building. The Second Amendment amended the Original Lease as amended by the First Amendment. The original Lease as amended by the First Amendment and the Second Amendment is referred to herein as the "Lease". The Lease as amended hereby is referred to herein as the "Amended Lease". Receiver and Tenant wish to agree for the amendment of the Lease on the terms and conditions set forth herein. At the date of the execution of this Third Amendment, but prior thereto, Tenant leases 5,020 square feet of

Net Rentable Area of office space in the Building which 5,020 square feet of Net Rentable Area of office space comprise the Premises as that term is used in the Lease.

        Therefore, in consideration of the mutual promises and covenants contained herein, the parties agree that the Lease is amended as follows:

        1. The term of the Lease was to expire on December 31, 2000. The Lease Term (as defined in the Lease) is extended from December 31, 2000, so as to expire on May 31, 2004.

        2. Tenant effective June 1, 1997, will lease certain additional office space ("Third Additional Space") in the Building consisting of 6,044 square feet of Net Rentable Area. From and after June 1, 1997, for the remainder of the Lease Term and all extensions and renewals thereof, the Premises shall be comprised of the Original Premises, the First Additional Space, the Second Additional Space, and the Third Additional Space and the Premises shall be as described on Exhibit "A" attached hereto and made a part hereof. The Base Rental for the Premises for that part of the Lease Term from and after June 1, 1997, shall be $860,115.36 subject to adjustment as provided in paragraph 6 of the Original Lease and as adjustment is otherwise provided in the Amended Lease except that the part of the Base Rental payable on and after June 1, 1997, is based, in part, upon the estimate that during each calendar year of the Lease Term, as extended hereunder, Basic Costs will be equal to the actual Basic Costs








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for the calendar year 1997, which estimate on a square foot of Net Rentable
Area basis shall be the Expense Stop as defined in the Lease for calculation of Basic Cost Increase Adjustment beginning with the Base Rental payment payable June 1, 1997. Basic Costs for calendar year 1993 shall continue to be the basis for Basic Cost Increase Adjustment for all Base Rental payable prior to June 1, 1997. The Base Rental Schedule attached to the Original Lease as amended by the First Amendment and the Second Amendment is further amended to provide as follows:

                             BASE RENTAL SCHEDULE



Month                                   Monthly Base Rental before adjustment
-----                                   -------------------------------------
October, 1994, through
August, 1995 (eleven equal
monthly installments)                           $  2,480.50

September, 1995, through
May, 1996 (nine equal
monthly installments)                              3,757.40

June, 1996, through
May, 1997 (twelve equal
monthly installments)                              4,338.12

June, 1997, through
May, 1999 (twenty-four equal
monthly installments)                              9,561.14

June, 1999, through
May, 2002 (thirty-six equal
monthly installments)                             10,142.00


June, 2002, through
May, 2004 (twenty-four equal
monthly installments)                             11,064.00

TOTAL BASE RENTAL BEFORE ADJUSTMENT             $973,274.90






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Therefore, as of June 1, 1997, Tenant will lease office space in the Building totalling 11,064 square feet of Net Rentable Area. Tenant's lease of the Premises shall be under the terms and conditions of the Lease except as provided for herein.

     3. Receiver shall pay up to $40,000 ("Allowance") for improvements ("Improvements") to be made in the Third Additional Space prior to Tenant's occupancy thereof, including without limitation construction and space planning, working drawings, and permits and supervision fees related to the construction and development of the Third Additional Space. All of the Improvements will be constructed as provided in Paragraph 12 of the Lease and shall be subject to Receiver's prior written approval. Tenant shall pay upon demand from Receiver in advance all costs for the Improvements in excess of the Allowance. Tenant may have the existing fixtures and materials contained in the Third Additional Space at the time of the execution of this Third Amendment reused in the Improvements. Fees for design services related to the Third Additional Space may be paid from the Allowance. Any portion of the Allowance not initially used for the purposes described above may be used for future alterations and/or refurbishment of the Premises, all of which shall be considered alterations for the purposes of Paragraph 12 of the Lease. Except as otherwise stated in this paragraph, Receiver shall be required to make no improvements to any part of the Premises. Tenant and its contractors, subcontractors,



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
agents, and employees may upon reasonable terms approved in advance by Receiver enter the Additional Office Space prior to June 1, 1997, for the purpose of installing furniture, fixtures, and equipment (including without limitation telephones) without the obligation of Tenant to pay rent prior to June 1, 1997, in excess of that shown on the Base Rental Schedule.

        4. Another tenant ("Other Tenant") leases the Third Additional Space as of the date of this Third Amendment. Notwithstanding anything to the contrary contained herein, this Third Amendment shall only be effective upon the agreement by the Receiver and the Other Tenant not later than May 15, 1997, that the Other Tenant's lease of the Third Additional Space will terminate as of May 15, 1997. Receiver shall not be required to give any consideration to induce the Other Tenant to agree with Receiver to so terminate the Other Tenant's lease of the Third Additional Space. If the Receiver and the Other Tenant so agree for the termination of the Other Tenant's lease of the Third Additional Space, Tenant's occupancy of the Third Additional Space shall occur upon the later of (i) June 1, 1997, or (ii) the vacation by the Other Tenant of the Third Additional Space and the substantial completion of the improvements to be made in the Third Additional Space pursuant to the terms of this Third Amendment.

        5. All of the terms and provisions of the Lease, except as modified and amended herein, shall remain in full force and



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effect and are hereby ratified and confirmed by the parties hereto and Tenant acknowledges its liability as the Tenant under the Amended Lease. The execution of this Third Amendment shall in no event be deemed to constitute a waiver of any right or claim of Receiver under or by virtue of the Lease except as specifically set forth herein.

        6. In the event of conflict between the terms and provisions of this Third Amendment and the terms and provisions of the Lease, the terms and provisions of this Third Amendment shall control.

        7. Receiver's rights, obligations, and liabilities hereunder and with regard to this Third Amendment are solely in his capacity as receiver. Terry Argue, individually, shall not have rights, obligations, or liabilities hereunder. Notwithstanding anything herein to the contrary, the Receiver conveys herein only such rights as he has and makes such agreements, warranties, representations, and provisions as he is actually authorized to make. A copy of the order appointing the Receiver as receiver is attached hereto as Exhibit "B".

        8. Neither the Amended Lease nor any of its components will be recorded by Tenant or Receiver in the land records of Tulsa County, Oklahoma.

        Dated May 16, 1997.

                                                Systems & Programming
                                                Resources of Tulsa, Inc.


   Terry Argue                                  By  Michael J. Fletcher
-----------------------------                     ---------------------------
Terry Argue, Receiver                                    President

       "Receiver"                                       "Tenant"






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
                                    TENANT



STATE OF OKLAHOMA )
COUNTY OF TULSA   )     SS:



        This instrument was acknowledged before me on this 6 day of May, 1997, by Michael J. Fletcher, as President of Systems & Programming Resources of Tulsa, Inc., a Delaware corporation.

(seal)                                          Patricia M. Caviness
My commission expires:                          ----------------------------
                                                Notary Public

May 12, 1997











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
                                  Exhibit A




                           Fourth Floor - Floorplan

                 IN THE DISTRICT COURT IN AND FOR TULSA COUNTY
                               STATE OF OKLAHOMA



FLEET NATIONAL BANK OF             )
MASSACHUSETTS, formerly named      )
Shawmut Bank, N.A., a national     )
banking association, formerly      )            DISTRICT COURT
named Shawmut Bank of Boston,      )               FILED
N.A., as Trustee under Collateral  )            MAR 19, 1997
Trust Indenture dated as of        )
June 1, 1984,                      )    SALLY HOWE SMITH, COURT CLERK
                                   )     STATE OF OKLA. TULSA, COUNTY
                Plaintiff,         )
                                   ) Case No.  CJ-94-03054
vs.                                )
                                   )
FOURTH STREET ASSOCIATES,          )
an Oklahoma limited partnership,   )
formerly named Mid-Continent       )
Associates; GREATER SOUTHWESTERN   )
FUNDING CORPORATION, a Delaware    )
corporation, RMM CORPORATION,      )
a Delaware corporation; BLYTHE     )
EASTMAN PAINE WEBBER SERVICING,    )
INC., a Delaware corporation;      )
and READING & BATES CORPORATION,   )
a Delaware corporation,            )
                                   )
                Defendants.        )


                           ORDER APPOINTING RECEIVER

     This matter comes on for hearing this 24th day of February, 1997, upon the application of the Plaintiff for the appointment of a receiver. The Court, having reviewed the Affidavit of Robert L. Bice, II, submitted by Plaintiff, and hearing no objections to Plaintiff's application, finds that, pursuant to 12 O.S.1991, Section 1551, and for good cause shown, a receiver should be appointed.

     IT IS THEREFORE ORDERED, ADJUDGED AND DECREED by the Court that:

     (i) Terry Argue of Tulsa, Oklahoma, is hereby appointed as receiver of the Mid-Continent Tower and Mid-Continent Auto Garage


                                   EXHIBIT B
in Tulsa, Oklahoma, including the following described real property situated in Tulsa County, Oklahoma:

TRACT 1:

          A tract or parcel of land situated in and being part of Block One Hundred Thirty-seven (137) of the ORIGINAL TOWN, NOW CITY OF TULSA, Tulsa County, State of Oklahoma, according to the Recorded Plat No. 510, more particularly described as follows, to-wit:

          BEGINNING at the Northwest corner of said Block 137 where the South line of Fourth Street intersects the East line of Boston Avenue; running in a Southerly direction 100 feet parallel with and along the East line of Boston Avenue, thence in an Easterly direction, a distance of 140 feet parallel with the South line of Fourth Street; thence in a Northerly direction parallel with the East line of Boston Avenue, a distance of 100 feet to the South line of Fourth Street; thence Westerly along the South line of Fourth Street, a distance of 140 feet to the POINT OF BEGINNING, said tract being 140 feet Easterly and Westerly by 100 feet Northerly and Southerly in the Northwest corner of said Block 137.

TRACT 2:

          All of Lot Four (4) and that part of Lot Three (3), Block One Hundred Eighteen (118), ORIGINAL TOWN, NOW CITY OF TULSA, Tulsa County, State of Oklahoma, according to the Recorded Plat No. 510, more particularly described as follows, to-wit:


          BEGINNING at the Southeast corner of said Lot 4, Block 118; thence North along the Easterly line of Lots 4 and 3, a distance of 141.2 feet to a point on the Easterly line of Lot 3, said point being 8.8 feet South of the Northeast corner of said Lot 3; thence Southwesterly a distance of 140.09 feet to a point on the Westerly line of said Lot 3, said point being 12.8 feet South of the Northwest corner of said Lot 3; thence South along the Westerly line of Lots 3 and 4, a distance of 137.2 feet to a point, said point being the Southwest corner of Lot 4; thence Easterly along the Southerly line of said Lot 4, a distance of 140 feet to the POINT OF BEGINNING.

TUNNEL LICENSE:

          Horizontal Legal Description: Beginning at a point on the north line of Block 137, Original Townsite, Tulsa,





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



     Oklahoma, said point being 140.00 feet easterly of the Northwest Corner of said Block; thence northeasterly perpendicular to said north line of said Block 137, a distance of 73.00 feet; thence northwesterly parallel to the northerly boundary of said Block 137 a distance of 21.00 feet; thence southwesterly a distance of 73.00 feet to a point on the northerly line of said Block 137, 119.00 feet southeasterly of the said Northwest Corner; thence 21.00 feet southeasterly along said northerly line to the Point of Beginning.

     Vertical Legal Description:   Included in the above description is the
     vertical area between Elevation 731.00, (United States Geological Survey Datum), extending upward to the underside of surfaces maintained by the City of Tulsa for the benefit of the Public, including license agreement between City of Tulsa and Mid-Continent Tower Co. dated October 12, 1982 and recorded October 14, 1982, at Book 4643, Page 1673 in the records of the Tulsa County Clerk;

and all improvements thereon (the "Mortgaged Property").

     (ii) The appointment of the receiver is to be effective immediately upon the filing of this Order, upon the receiver filing herein his oath as required by law, and upon the receiver posting a bond in the amount of $1,500,000 with sufficient surety to be approved by the Court, subject to adjustment by the Court in the future upon application, notice and hearing.

     (iii) The receiver, when so qualified, is hereby ordered, authorized and directed to take possession of the Mortgaged Property, to preserve, insure and protect the Mortgaged Property and to retain Insignia Commercial Group, Inc. ("Insignia") as the property manager therefore on the same terms and provisions (including compensation) as presently in effect with Insignia. No additional fees or other compensation beyond the fees, commissions and compensation currently being paid to Insignia shall be paid to the receiver except only for extraordinary services rendered by the


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




receiver and/or Insignia in connection with major capital expenditures contemplated by clause (vii)(b) hereof following application to the court and notice to the parties to this proceeding.

        (iv) All operating, tax, tenant security, money market and other accounts currently held by Fourth Street Associates ("Fourth Street"), RMM Corporation ("RMM") or Insignia for or on behalf of the Mortgaged Property, including all such accounts listed or described in the monthly operating reports submitted by Insignia to Plaintiff, RMM and Fourth Street, shall be transferred thereby to receiver.

        (v) The receiver shall maintain a separate account or accounts with a national banking association or an Oklahoma banking corporation insured by the Federal Deposit Insurance Corporation or by investment in treasury securities or money market funds, for the receipt of all funds and the payment of all expenditures relating to the Mortgaged Property, including without limitation, all normal and ordinary course expenses incurred prior to the receiver's appointment, as well as the transfer of existing funds held by Insignia for and/or on behalf of the Mortgaged Property or Fourth Street, the record owner thereof, or RMM. The receiver shall maintain books and records of receipts and disbursements, to which all parties hereto shall have access upon reasonable notice, and the receiver shall file with the Court a summary of the monthly operating reports concerning the Mortgaged Property within twenty (20) days following the close of each calendar month, commencing

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
with a summary of the February, 1997 monthly operating report due March 20, 1997. Such summary reports to the Court shall include, without limitation, all fees, commissions and other compensation paid to Insignia or the receiver during such applicable month. Full and complete copies of the monthly operating reports shall be submitted to Fourth Street, RMM and Plaintiff.

        (vi) The receiver shall reasonably cooperate with Fourth Street by providing data and reports thereto pertaining to the Mortgaged Property in connection with Fourth Street's annual audit and K-1 tax reports to its partners.

        (vii) The receiver shall have the authority, power and capacity in his name and/or the name of Insignia, (a) upon ten (10) days prior written notice to Fourth Street and RMM without written objection therefrom, to enter into leases, lease renewals and lease extensions pertaining to the Mortgaged Property and (b) upon ten (10) days prior written notice (which such notice shall include a cash flow/business plan or detailed projection for the payment thereof) to Fourth Street, RMM, Plaintiff, counsel of record for the respective parties who have intervened in these proceedings prior to or within ten (10) days of the date of this Order (collectively the "Intervenors") without written objection from any thereof, to contract for or otherwise bind the Mortgaged Property to incur extraordinary expenses for capital expenditures, lease buildouts or any other extraordinary expenditures in excess of $50,000; provided, however, upon timely written objection from Fourth Street or RMM or, insofar as clause (b) above is concerned,

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




Fourth Street, RMM, Plaintiff or any of the Intervenors, the receiver shall seek approval from the Court prior to consummation of the action to which a timely objection has been filed.

        SO ORDERED this 3rd day of March, 1997.


                                           [SIG]
                                        -------------------------------------
                                        DISTRICT JUDGE


Approved as to form:


/s/ Victor E. Morgan
--------------------------------
Gary R. McSpadden, OBA #6093
Victor E. Morgan, OBA #12419
BAKER & HOSTER LLP
800 Kennedy Building
321 South Boston
Tulsa, Oklahoma 74103
(918) 592-5555
Attorneys for Plaintiff







                                                        I, Sally Moore Smith,
                                                        Court Clerk, for Tulsa
                                                        County, Oklahoma, hereby
                                                        certify that the
                                                        foregoing is a true,
                                                        correct and full copy
                                                        of the instrument
                                                        herewith set out as
                                                        appears on record in
                                                        the Court Clerk's
                                                        Office of Tulsa County,
                                                        Oklahoma, this

                                                                March 19, 1997


                                                        By      [SIG]
                                                           --------------------
                                                                Deputy




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